Loan Commitments and Other Related Activities	12 Months Ended
Dec. 31, 2012
Loan Commitments and Other Related Activities [Abstract]
Loan Commitments and Other Related Activities
18.	Loan Commitments and Other Related Activities

Some financial instruments, such as loan commitments, credit lines, letters of credit, and overdraft protection, are issued to meet customer financing needs. These are agreements to provide credit or to support the credit of others, as long as conditions established in the contract are met, and usually have expiration dates. Commitments may expire without being used. Off-balance-sheet risk of credit loss exists up to the face amount of these instruments, although material losses are not anticipated. The same credit policies are used to make such commitments as are used for loans, including obtaining collateral at exercise of the commitment.

The contractual amount of financial instruments with off-balance-sheet risk was as follows at December 31, 2012:

	Total	Fixed Rate	Variable Rate
Commitments to make loans	$65,079	$61,771	$3,308
Unfunded commitments under lines of credit	671,772	48,901	622,871

Total Commitments	$736,851	$110,672	$626,179

Commitments to make loans are generally made for periods of 30 days. As of December 31, 2012, the fixed rate loan commitments have interest rates ranging from 1.6% to 14.0% and maturities ranging from 1 year to 30 years.

As of December 31, 2012 the Bank was subject to performance letters of credit totaling $14,327, financial letters of credit totaling $14,897 and commercial letters of credit totaling $1,257.